================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                        DATE OF REPORT - October 17, 2002
                        (Date of Earliest Event Reported)

                           COLUMBIA LABORATORIES, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352


              Delaware                                   59-2758596
------------------------------------         -----------------------------------
     (State of Incorporation)                         (I.R.S. Employer
                                                     Identification No.)

 220 South Orange Avenue, 2nd Floor
      Livingston, New Jersey                                07039
------------------------------------         -----------------------------------
       (Address of principal                              Zip Code
         executive offices)


       Registrant's telephone number, including area code: (973) 994-3999


================================================================================

Item 5. Other Events.

On October 17, 2002, Columbia Laboratories, Inc. issued the press release attached hereto as Exhibit 99.1.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)      Exhibits.

                         99.1       Press Release dated October 17, 2002

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 18, 2002

                                         COLUMBIA LABORATORIES, INC.



                                         By:     /S/ David L. Weinberg
                                             -----------------------------------
                                               Name:  David L. Weinberg
                                               Title: Chief Financial Officer

                                 Exhibit Index

Exhibit Number              Description

99.1                        Press Release dated October 17, 2002